UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________

FORM 8-K
________________________________________________________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017
________________________________________________________________________
NEENAH PAPER, INC.
(Exact Name Of Registrant As Specified In Charter)
______________________________________________________________________
Delaware    001-32240    20-1308307
(State of Incorporation)    (Commission File No.)    (I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Bylaw Amendments
On November 28, 2017, the Board of Directors of Neenah Paper, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective as of such date, solely to change the Company's name in the Bylaws to Neenah, Inc., effective January 1, 2018, as previously announced by the Company in a Current Report on Form 8-K dated November 8, 2017.

Item 8.01 Other Events
On November 29, 2017, the Company announced that on November 28, 2017, its Board of Directors approved an 11 percent increase in the cash dividend on the Company’s common stock. The quarterly dividend will increase from $0.37 per share to $0.41 ($1.64 per share on an annual basis) with the first payment at the new rate beginning in the first quarter of 2018.
In addition, the Company announced authorization of a 2018 share repurchase plan for up to $25 million of its outstanding common stock. The current share repurchase plan will remain in effect through December 31, 2017. Purchases by the Company under the program would be made from time to time in the open market or in privately negotiated transactions in accordance with the requirements of applicable law. The timing and amount of any purchases will depend on share price, market conditions and other factors. The program does not require the Company to purchase any specific number of shares and may be suspended or discontinued at any time.
The press release announcing the dividend increase and share repurchase plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
Exhibit No.         Description of Exhibit
99.1            Press release dated November 29, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)
Date: December 1, 2017	/s/ Steven S. Heinrichs
Steven S. Heinrichs Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Description of Exhibit
99.1            Press Release Dated November 29, 2017